Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations

(14) Discontinued Operations

On July 19, 2013, we completed the sale of certain pay-per-click advertising services to an unrelated third party. Accordingly, we have presented the results of operations of these certain pay-per-click assets in the consolidated financial statements as discontinued operations, net of tax, for the current and all historical periods. The operating results for the discontinued operations were as follows (in thousands):

	Years ended December 31,
	2010	2011	2012
	(in thousands)
Revenue	$11,738	$8,000	$5,512
Income (loss) before provision for income taxes	759	306	(947)
Income tax expense (benefit)	287	102	(9)

Income (loss) from discontinued operations, net of tax	$472	$204	$(938)

The net cash proceeds from the sale were approximately $1.1 million. The net carrying value of liabilities assumed net of goodwill associated with the component sold was approximately $435,000 as of July 19, 2013, resulting in a net gain of $1.5 million from the sale. The sale includes contingent earn-out consideration payments that depend upon the achievement of certain thresholds and will be recognized as income when received.

See footnotes 1(h), 1(k), 1(p), 1(q), 5, 6, 9, and 13 to the consolidated financial statements, which have been updated for retrospective application of discontinued operations related to the sale of certain pay-per-click assets.